                                                                   Exhibit 24(a)
                               POWER OF ATTORNEY

   WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 relating to shares of the Company's common stock to be issued in connection with the proposed merger of a subsidiary of the Company and GTE Corporation.

   NOW, THEREFORE, the undersigned hereby appoints each of Ellen C. Wolf, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of September, 1998.

                                              /s/ Lawrence T. Babbio, Jr.
                                              ---------------------------------
                                              Lawrence T. Babbio, Jr.

                                                                   Exhibit 24(b)
                               POWER OF ATTORNEY

   WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 relating to shares of the Company's common stock to be issued in connection with the proposed merger of a subsidiary of the Company and GTE Corporation.

   NOW, THEREFORE, the undersigned hereby appoints each of Ellen C. Wolf, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 29th day of September, 1998.

                                              /s/ Richard L. Carrion
                                              ---------------------------------
                                              Richard L. Carrion

                                                                   Exhibit 24(c)
                               POWER OF ATTORNEY

   WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 relating to shares of the Company's common stock to be issued in connection with the proposed merger of a subsidiary of the Company and GTE Corporation.

   NOW, THEREFORE, the undersigned hereby appoints each of Ellen C. Wolf, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of September, 1998.

                                              /s/ James G. Cullen
                                              ---------------------------------
                                              James G. Cullen

                                                                   Exhibit 24(d)
                               POWER OF ATTORNEY

   WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 relating to shares of the Company's common stock to be issued in connection with the proposed merger of a subsidiary of the Company and GTE Corporation.

   NOW, THEREFORE, the undersigned hereby appoints each of Ellen C. Wolf, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of September, 1998.

                                              /s/ Lodewijk J.R. de Vink
                                              ---------------------------------
                                              Lodewijk J.R. de Vink

                                                                   Exhibit 24(e)
                               POWER OF ATTORNEY

   WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 relating to shares of the Company's common stock to be issued in connection with the proposed merger of a subsidiary of the Company and GTE Corporation.

   NOW, THEREFORE, the undersigned hereby appoints each of Ellen C. Wolf, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of September, 1998.

                                              /s/ James H. Gilliam, Jr.
                                              ---------------------------------
                                              James H. Gilliam, Jr.

                                                                   Exhibit 24(f)
                               POWER OF ATTORNEY

   WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 relating to shares of the Company's common stock to be issued in connection with the proposed merger of a subsidiary of the Company and GTE Corporation.

   NOW, THEREFORE, the undersigned hereby appoints each of Ellen C. Wolf, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of September, 1998.

                                              /s/ Stanley P. Goldstein
                                              ---------------------------------
                                              Stanley P. Goldstein

                                                                   Exhibit 24(g)
                               POWER OF ATTORNEY

   WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 relating to shares of the Company's common stock to be issued in connection with the proposed merger of a subsidiary of the Company and GTE Corporation.

   NOW, THEREFORE, the undersigned hereby appoints each of Ellen C. Wolf, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of September, 1998.

                                              /s/ Helene L. Kaplan
                                              ---------------------------------
                                              Helene L. Kaplan

                                                                   Exhibit 24(h)
                               POWER OF ATTORNEY

   WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 relating to shares of the Company's common stock to be issued in connection with the proposed merger of a subsidiary of the Company and GTE Corporation.

   NOW, THEREFORE, the undersigned hereby appoints each of Ellen C. Wolf, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of September, 1998.

                                              /s/ Thomas H. Kean
                                              ---------------------------------
                                              Thomas H. Kean

                                                                   Exhibit 24(i)
                               POWER OF ATTORNEY

   WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 relating to shares of the Company's common stock to be issued in connection with the proposed merger of a subsidiary of the Company and GTE Corporation.

   NOW, THEREFORE, the undersigned hereby appoints each of Ellen C. Wolf, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of September, 1998.

                                              /s/ Elizabeth T. Kennan
                                              ---------------------------------
                                              Elizabeth T. Kennan

                                                                   Exhibit 24(j)
                               POWER OF ATTORNEY

   WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 relating to shares of the Company's common stock to be issued in connection with the proposed merger of a subsidiary of the Company and GTE Corporation.

   NOW, THEREFORE, the undersigned hereby appoints each of Ellen C. Wolf, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of September, 1998.

                                              /s/ John F. Maypole
                                              ---------------------------------
                                              John F. Maypole

                                                                   Exhibit 24(k)
                               POWER OF ATTORNEY

   WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 relating to shares of the Company's common stock to be issued in connection with the proposed merger of a subsidiary of the Company and GTE Corporation.

   NOW, THEREFORE, the undersigned hereby appoints each of Ellen C. Wolf, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 9th day of September, 1998.

                                              /s/ Joseph Neubauer
                                              ---------------------------------
                                              Joseph Neubauer

                                                                   Exhibit 24(l)
                               POWER OF ATTORNEY

   WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 relating to shares of the Company's common stock to be issued in connection with the proposed merger of a subsidiary of the Company and GTE Corporation.

   NOW, THEREFORE, the undersigned hereby appoints each of Ellen C. Wolf, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of September, 1998.

                                              /s/ Thomas H. O'Brien
                                              ---------------------------------
                                              Thomas H. O'Brien

                                                                   Exhibit 24(m)
                               POWER OF ATTORNEY

   WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 relating to shares of the Company's common stock to be issued in connection with the proposed merger of a subsidiary of the Company and GTE Corporation.

   NOW, THEREFORE, the undersigned hereby appoints each of Ellen C. Wolf, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of September, 1998.

                                              /s/ Eckhard Pfeiffer
                                              ---------------------------------
                                              Eckhard Pfeiffer

                                                                   Exhibit 24(n)
                               POWER OF ATTORNEY

   WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 relating to shares of the Company's common stock to be issued in connection with the proposed merger of a subsidiary of the Company and GTE Corporation.

   NOW, THEREFORE, the undersigned hereby appoints each of Ellen C. Wolf, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of September, 1998.

                                              /s/ Hugh B. Price
                                              ---------------------------------
                                              Hugh B. Price

                                                                   Exhibit 24(o)
                               POWER OF ATTORNEY

   WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 relating to shares of the Company's common stock to be issued in connection with the proposed merger of a subsidiary of the Company and GTE Corporation.

   NOW, THEREFORE, the undersigned hereby appoints each of Ellen C. Wolf, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of September, 1998.

                                              /s/ Rozanne L. Ridgway
                                              ---------------------------------
                                              Rozanne L. Ridgway

                                                                   Exhibit 24(p)
                               POWER OF ATTORNEY

   WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 relating to shares of the Company's common stock to be issued in connection with the proposed merger of a subsidiary of the Company and GTE Corporation.

   NOW, THEREFORE, the undersigned hereby appoints each of Ellen C. Wolf and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of September, 1998.

                                              /s/ Frederic V. Salerno
                                              ---------------------------------
                                              Frederic V. Salerno

                                                                   Exhibit 24(q)
                               POWER OF ATTORNEY

   WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 relating to shares of the Company's common stock to be issued in connection with the proposed merger of a subsidiary of the Company and GTE Corporation.

   NOW, THEREFORE, the undersigned hereby appoints each of Ellen C. Wolf and Frederic V. Salerno as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of September, 1998.

                                              /s/ Ivan G. Seidenberg
                                              ---------------------------------
                                              Ivan G. Seidenberg

                                                                   Exhibit 24(r)
                               POWER OF ATTORNEY

   WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 relating to shares of the Company's common stock to be issued in connection with the proposed merger of a subsidiary of the Company and GTE Corporation.

   NOW, THEREFORE, the undersigned hereby appoints each of Ellen C. Wolf, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of September, 1998.

                                              /s/ Walter V. Shipley
                                              ---------------------------------
                                              Walter V. Shipley

                                                                   Exhibit 24(s)
                               POWER OF ATTORNEY

   WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 relating to shares of the Company's common stock to be issued in connection with the proposed merger of a subsidiary of the Company and GTE Corporation.

   NOW, THEREFORE, the undersigned hereby appoints each of Ellen C. Wolf, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of September, 1998.

                                              /s/ Raymond W. Smith
                                              ---------------------------------
                                              Raymond W. Smith

                                                                   Exhibit 24(t)
                               POWER OF ATTORNEY

   WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 relating to shares of the Company's common stock to be issued in connection with the proposed merger of a subsidiary of the Company and GTE Corporation.

   NOW, THEREFORE, the undersigned hereby appoints each of Ellen C. Wolf, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of September, 1998.

                                              /s/ John R. Stafford
                                              ---------------------------------
                                              John R. Stafford

                                                                   Exhibit 24(u)
                               POWER OF ATTORNEY

   WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 relating to shares of the Company's common stock to be issued in connection with the proposed merger of a subsidiary of the Company and GTE Corporation.

   NOW, THEREFORE, the undersigned hereby appoints each of Ellen C. Wolf, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of September, 1998.

                                              /s/ Morrison DeS. Webb
                                              ---------------------------------
                                              Morrison DeS. Webb

                                                                   Exhibit 24(v)
                               POWER OF ATTORNEY

   WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 relating to shares of the Company's common stock to be issued in connection with the proposed merger of a subsidiary of the Company and GTE Corporation.

   NOW, THEREFORE, the undersigned hereby appoints each of Ellen C. Wolf, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of September, 1998.

                                              /s/ Shirley Young
                                              ---------------------------------
                                              Shirley Young

                                                                   Exhibit 24(w)
                               POWER OF ATTORNEY

   WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 relating to shares of the Company's common stock to be issued in connection with the proposed merger of a subsidiary of the Company and GTE Corporation.

   NOW, THEREFORE, the undersigned hereby appoints each of Ellen C. Wolf, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 9th day of April, 1998.

                                              /s/ Doreen A. Toben
                                              ---------------------------------
                                              Doreen A. Toben